SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      May 3, 2001
                                                 -------------------


                                GlobeSpan, Inc.
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               (Exact Name of Registrant as Specified in Charter)


      Delaware                    000-26401                   75-2658218
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(State or Other Jurisdiction     (Commission             (I.R.S. Employer
of Incorporation)                 File Number)         Identification No.)


100 Schulz Drive
Red Bank, New Jersey                                          07701
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code  (732) 345-7500
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       (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

             In a press release dated May 3, 2001, GlobeSpan announced its intention to commence a private offering of $100 million of its convertible subordinated notes. A copy of the press release issued by GlobeSpan is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Item 7.  Financial Statements and Exhibits

(a)      Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         Exhibit           Description
         No.               -----------
         ---

         99.1              Press Release issued by GlobeSpan on May 3, 2001.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GLOBESPAN, INC.


                                 By: /s/ Richard Gottuso
                                    ------------------------------
                                    Name:  Richard Gottuso
                                    Title: Secretary

Date: May 4, 2001

                                  EXHIBIT INDEX


         Exhibit           Description
         No.               -----------
         ---

         99.1              Press Release issued by GlobeSpan on May 3, 2001.

                                                                  Exhibit 99.1


Press Release

Press Contact:   Bob McMullan
                 Chief Financial Officer
                 GlobeSpan, Inc.
                 + 1-732-345-7558


     GlobeSpan Announces Private Offering of its Convertible Subordinated Notes


     Red Bank, New Jersey - May 3, 2001 -- GlobeSpan, Inc. (NASDAQ: GSPN) announced that it intends to commence today a private offering of $100 million of its convertible subordinated notes.

     The convertible subordinated notes have not been and will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.